SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

February 13, 2004
Date of Report (Date of earliest event reported)

IBSG INTERNATIONAL, INC.
(Exact name of registrant as specified in this charter)

FLORIDA	0-029587	65-0705328
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

1132 Celebration Blvd., Celebration, FL 34747
(Address and Zip Code of Principal Executive Offices)

Issuer’s Telephone Number: (321) 939-6321

Item  5.      Other Events and Regulation FD Disclosure.

        On February 13, 2003 registrant completed the acquisition of Intellegent Business Systems Group, Inc.

Item 7.      Financial Statements and Exhibits

        As set forth in Item 5, there is furnished herewith as Exhibit 99.1 a press release issued on February 13, 2004 announcing registrant’s closing of its acquistion of Intelligent Business Systems Group, Inc.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 13, 2004.	IBSG International, Inc. (Registrant) By: /S/ Michael Rivers Michael Rivers, President